Note 10 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
10.	Commitments and Contingencies

There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company’s business. In the opinion of the management, the disposition of these lawsuits should not have a material impact on the consolidated results of operations, financial position and cash flows.

On April 29, 2023, M/V “Good Heart” was detained at Corpus Christi by the United States Coast Guard for certain deficiencies. The deficiencies were rectified, and the vessel was able to sail in early June 2023 after EuroDry provided two corporate guarantees for $2 million each on behalf of the owner and the manager of the vessel for alleged MARPOL violations. In January 2025, the Company and the Manager with the assistance of their US counsel settled the case amicably with the US Department of Justice, without a Court hearing with a fine of $1,125,000 plus a $375,000 donation. These amounts were remitted to the US solicitors in January 2025 and the guarantees provided by the Company were cancelled. A provision of $0.5 million and $2.95 million was recorded for anticipated costs relating to the incident presented in “Other operating loss / (income)” in the consolidated statements of operations for the years ended December 31, 2023 and 2024, respectively, which relates to costs paid and accrual for the settlement covering the full amount of its exposure. The Company in 2025 prepared and filed a discretionary claim for the case to the Protection & Indemnity insurers. In November 2025 the Company received the amount of $1.4 million net of legal expenses of $0.08 million from its Protection & Indemnity insurers. The provision and the claim received have been presented as “Other operating loss / (income)” in these consolidated statements of operations for the respective period.

As of December 31, 2025, future gross minimum revenues under non-cancellable time charter agreements total $13.5 million. This amount is due in the year ending December 31, 2026. Future gross minimum revenues also include revenues deriving from four index linked charter agreements using the index rate at the commencement date of the agreement, in compliance with ASC 842. In arriving at the future gross minimum revenues, the Company has deducted an estimated one off-hire day per quarter plus estimated off-hire time required for scheduled intermediate and special surveys of the vessels, if applicable. Such off-hire estimate may not be reflective of the actual off-hire in the future. In addition, the actual revenues could be affected by early delivery of the vessel by the charterers or any exercise of the charterers’ options to extend the terms of the charters, which however cannot be estimated and hence not reflected above.

As of  December 31, 2025, the Company had under construction two ultramax bulk carriers with an outstanding amount of $57.4 million. An amount of $10.7 million is payable in the year ending December 31, 2026 and an amount of $46.7 million is payable in the year ending December 31, 2027. The Company intends to finance these commitments with debt financing and own cash (refer to Note 8).